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                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1997, included in the Registration Statement (Form SB-2) and related Prospectus of The Marquee Group, Inc. for the registration of shares of its common stock.


                                                  /s/ Ernst & Young LLP

New York, New York
September 5, 1997